SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          Form 8-K


                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)
                              May 25, 1998


                        RESIDENTIAL ASSET SECURITIES CORP
           (Exact name of the registrant as specified in its charter)



  Delaware              333-30789                           51-0362653
(State or other   (Commission File Number)      (I.R.S Employee
jurisdiction of                                          Identification No.)
incorporation)

            8400 Normandale Lake Boulevard       55437
                Minneapolis, Minnesota         (Zip Code)
      (Address of Principal Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000


Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the May 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-KS1    RASC
1995-KS2    RASC
1995-KS3    RASC
1995-KS4    RASC
1996-KS1    RASC

1996-KS2  RASC  1996-KS3 RASC 1996-KS4 RASC 1996-KS5 RASC 1997-KS1 RASC 1997-KS2
RASC 1997-KS3 RASC 1995-K1 RASC 1997-KS4 GR1RASC 1997-KS4GR2 RASC 1997-KS4 GR1RASC 1997-KS4GR2 RASC 1997-KS4 GR1RASC 1997-KS4 GR2RASC 1997-KS4GRP2RASC 1998-KS1 RASC ->

Item 7.  Financial Statements and Exhibits
(a)  See attached monthly reports

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORP

   By: /s/Davee Olson
 Name: Davee Olson
Title: Chief Financial Officer
Dated: May 25, 1998

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET SECURITIES CORP

   By:
 Name: Davee Olson
Title: Chief Financial Officer
Dated: May 25, 1998